LKCM FUNDS

LKCM AQUINAS CATHOLIC EQUITY FUND

Supplement dated June 4, 2026
to the Prospectus dated May 1, 2026

Effective June 4, 2026, the following change is made to the Prospectus for the LKCM Aquinas Catholic Equity Fund (the “Fund”).

In the “Management” section of the Prospectus, under the sub-section “Investment Adviser”, the second paragraph is deleted and replaced with the following:

Under an Investment Advisory Agreement with the Fund, the Fund pays the Adviser an advisory fee, calculated daily and payable quarterly, equal to an annual rate of 0.90% of the Fund’s average daily net assets for the quarter. The Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses through May 1, 2027 to the extent necessary to keep the total operating expenses for the Fund from exceeding 1.00% of the Fund’s average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds (Acquired Fund Fees and Expenses), and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated only with the consent of the Board of Trustees.

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Please retain this supplement for your reference.